REFAC TECHNOLOGY DEVELOPMENT CORPORATION
          122 East 42nd Street, New York, New York 10168


             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To be held on May 11, 1998

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of REFAC Technology Development Corporation, a Delaware corporation (the "Corporation"), will be held at the Board of Governors' Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Monday, May 11, 1998, at 10:00 A.M., New York City time, for the following purposes:

                 1. To elect directors of the Corporation;

                 2. To approve the 1998 Stock Option and Incentive Plan of the Corporation (the "Plan"); and

                 3. To transact such other business as may properly come before the meeting and any and all adjournments thereof.

     The Board of Directors has fixed the close of business on March 20, 1998 as the record date for the determination of stockholders who are entitled to notice of and to vote at the meeting.

     A copy of the Corporation's Annual Report for the year ended December 31, 1997 is sent to you herewith.

     To assure your representation at the meeting, please sign, date and return your proxy in the enclosed envelope, which requires no postage if mailed in the United States.


                                   By Order of the Board of Directors



                                   Robert L. Tuchman
                                   Chairman of the Board











           REFAC  TECHNOLOGY  DEVELOPMENT  CORPORATION
          122 East 42nd Street, New York, New York 10168

                         PROXY STATEMENT

          ANNUAL MEETING OF STOCKHOLDERS - MAY 11, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of REFAC Technology Development Corporation, a Delaware corporation (the "Corporation"), to be used at the Annual Meeting of Stockholders of the Corporation to be held at the Board of Governors' Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on May 11, 1998, at 10:00 A.M., New York City time.

     You are requested to complete, date and sign the accompanying proxy and return it to the Corporation in the enclosed envelope. The proxy may be revoked at any time before it is exercised by written notice to the Corporation bearing a later date than the date on the proxy and any stockholder attending the meeting may vote in person whether or not he has previously submitted a proxy. Where instructions are indicated, proxies will be voted in accordance therewith. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and for the approval and adoption of the Plan.

     The Board of Directors has fixed the close of business on March 20, 1998 as the record date (the "Record Date") for the determination of stockholders who are entitled to notice of and to vote at the meeting. The transfer books of the Corporation will not be closed. As of the Record Date, the outstanding shares of the Corporation entitled to vote were 3,793,761 shares of common stock, par value $.10 per share ("Common Stock"), the holders of which are entitled to one vote per share.

     The presence in person or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote will constitute a quorum. A plurality of the votes of the shares of Common Stock present at the meeting will be necessary for the election of directors of the Corporation. Under applicable Delaware law, in tabulating the vote, abstentions (including broker nonvotes) will be disregarded and will have no effect on the outcome of the vote. The approval of the adoption of the 1998 Plan will require the affirmative vote of the majority of the votes cast, in person or represented by proxy, at the meeting. Under applicable Delaware laws, in tabulating the vote, abstentions (including broker nonvotes) will be counted and will have the same effect as a vote against the proposal.

     This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Form of Proxy are being mailed to the Corporation's stockholders on or about April 9, 1998. A copy of the Corporation's Annual Report for the year ended December 31, 1997 is also enclosed.

     EACH STOCKHOLDER OF RECORD OR BENEFICIALLY AS OF THE RECORD DATE FOR SECURITY HOLDERS ENTITLED TO VOTE AT THE MEETING WILL BE ENTITLED, UPON WRITTEN REQUEST, TO RECEIVE FROM THE CORPORATION, WITHOUT CHARGE, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE MADE TO STOCKHOLDER RELATIONS AT THE ADDRESS OF THE CORPORATION SET FORTH ABOVE.

                      PRINCIPAL STOCKHOLDERS

     On the Record Date, to the knowledge of the Corporation, the persons listed below were the only beneficial owners of more than five percent of the outstanding shares of Common Stock. The Corporation has no other class of voting securities outstanding. Information regarding the persons or entities set forth below is based upon information contained in filings made with the Securities and Exchange Commission by such persons or entities.

Name and Address of                 Amount and Nature          Percentage of
Beneficial Owner                Of Beneficial Ownership     Outstanding Shares

Dimensional Fund Advisors Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401                  330,042 (1)              8.70%

Robert L. Tuchman
122 East 42nd Street
New York, NY 10168                      243,000 (2)              6.41%

ZPR Investment Management, Inc.
1642 N. Volusia Avenue
Orange City, FL 32763                   242,900                  6.40%


     (1) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 330,042 shares of the Corporation's Common Stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

     (2) Includes 140,000 shares of Common Stock which would be acquired upon the exercise of stock options which are exercisable immediately or within sixty days.


                 SECURITY OWNERSHIP OF MANAGEMENT

     On the Record Date, the directors listed below and all officers and directors as a group beneficially owned the following equity securities of the Corporation, including options to purchase shares of Common Stock of the
Corporation:
                   Common Stock of the Corporation

                                      Amount and Nature of
Name of                   Beneficial Percent of         Percent of
Beneficial Owner           Ownership (1)                Class (2)      Options

Neil R. Austrian              25,673    (3)               .61%        10,000
Raymond A. Cardonne, Jr.       5,000    (4)               .12%        25,000
Robin L. Farkas               30,096    (3)               .72%        10,000
Mark N. Kaplan                20,828    (3)               .50%        10,000
Eugene M. Lang                67,839                     1.62%           --
Herbert W. Leonard            85,700    (3)              2.05%        10,000
Robert Rescigno               10,050    (5)               .24%        25,000
Douglas M. Spranger           44,813    (6)              1.07%        45,000
Robert L. Tuchman            243,000    (7)              5.81%       200,000
Ira T. Wender                  7,000    (3)               .17%        10,000
        Officers and Directors
  Group (10 persons)         539,999    (8)             12.91%       345,000(9)
__________

     (1) Except as otherwise described in these Notes, for the purposes of the above table and the following Notes, the securities shown as "beneficially owned" include all securities which, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may be deemed to be "beneficially owned," including, without limitation, all securities which the "beneficial owner" has the right to acquire within sixty days, as, for example, through the exercise of any option. Unless otherwise noted, all officers and directors have sole voting and investment power with respect to securities beneficially owned by them.

          (2) The percentage of ownership of the Common Stock set forth in the above table has been calculated by dividing (i) the aggregate number of shares of Common Stock which may be deemed to be "beneficially owned" as explained in Note (1) above, by (ii) the number of shares of Common Stock actually outstanding plus the additional number of shares of Common Stock which such "beneficial owner" would be deemed to "beneficially own" assuming the exercise of all options which are exercisable immediately or within sixty days by such beneficial owner and assuming no other acquisitions of shares of Common Stock through the exercise of any option, warrant, right or conversion of any security convertible into such shares by any other person.

          (3) Includes 6,000 shares of Common Stock which would be acquired upon the exercise of options which are exercisable immediately or within sixty days.

          (4) Includes 5,000 shares of Common Stock which would be acquired upon the exercise of options which are exercisable immediately or within sixty days.

          (5) Includes 10,000 shares of Common Stock which would be acquired upon the exercise of options which are exercisable immediately or within sixty days.

          (6) Includes 9,000 shares of Common Stock which would be acquired upon the exercise of options which are exercisable immediately or within sixty days.

          (7) Includes 140,000 shares of Common Stock which would be acquired upon the exercise of options which are exercisable immediately or within sixty days.

          (8) Includes an aggregate of 194,000 shares of Common Stock which such persons would acquire upon the exercise of options which are exercisable immediately or within sixty days.

          (9) Consists of 194,000 options which are exercisable immediately or within sixty days, and 151,000 options which are not exercisable immediately or within sixty days.

                            PROPOSAL 1
                      ELECTION OF DIRECTORS

     Eight directors of the Corporation are to be elected at the meeting. The directors will serve, subject to the By-Laws of the Corporation, until the Annual Meeting of Stockholders to be held in 1999 and until their respective successors shall have been elected and qualified.

     It is the intention of the individuals named in the enclosed Form of Proxy to vote such Form of Proxy for the election as directors of the persons named in the table below entitled "Identification of Directors." Except for Douglas M. Spranger, who was appointed to the Board in March, 1998, each of the persons named below was elected to such position at the Corporation's Annual Meeting of Stockholders in 1997. The term of office of each such director of the Corporation will expire on the date of the Corporation's Annual Meeting of Stockholders in 1999 and upon the election and qualification of each such director's successor. The Board of Directors of the Corporation has no reason to believe that any of the nominees for the office of director will be unavailable for election as a director. However, should any of them become unwilling or unable to accept nomination for election, it is intended that the individuals named in the enclosed Form of Proxy may vote for the election of such other persons as the Board of Directors of the Corporation may recommend.

     (a)  Identification of Directors
                                                                     Served
                                                                  Continuously
                                 Principal Occupation             as Director
      Name           Age           or Employment (1)                  Since

Neil R. Austrian      57      President, National Football League       1980
                             (Professional Sports)

Robin L. Farkas (2)   64      Private investor                          1976

Mark N. Kaplan        68      Partner, Skadden, Arps, Slate,
                              Meagher & Flom LLP (Attorneys)            1967

Eugene M. Lang        79      Chairman Emeritus of and consultant to
                              REFAC Technology Development
                              Corporation                               1952

Herbert W. Leonard    72      President, Hamilton Associates
                              (Consulting)                              1967

Douglas M. Spranger(3)50      President, Human Factors Industrial       1998
                              Design, Inc. (Product Design and Development)

Robert L. Tuchman (4) 55      Chairman, President, Chief Executive Officer
                              and General Counsel, REFAC Technology
                              Development Corporation                   1991

Ira T. Wender (5)     71      Of Counsel, Patterson, Belknap, Webb
                              & Tyler (Attorneys)                       1981

       (1) Unless otherwise noted, the principal occupation or employment of each individual set forth in this table has been such individual's principal occupation or employment for the past five years and no such individual holds another position or office with the Corporation.

       (2) Robin L. Farkas was the Chairman of the Board of Directors and Chief Executive Officer of Alexander's Inc., a retailer, from prior to 1986 to 1994 when he retired.

       (3) Douglas M. Spranger has been the President and Chief Executive Officer of Human Factors Industrial Design, Inc. for the past 24 years. The Corporation acquired Human Factors Industrial Design, Inc. in November, 1997.

       (4) Robert L. Tuchman succeeded Eugene M. Lang as the Chief Executive Officer of the Corporation on January 6, 1997 and as Chairman of the Board of Directors on June 30, 1997. From August 1, 1991 to January 6, 1997, he served as the Corporation's President and Chief Operating Officer. He is also the Corporation's General Counsel and was the Corporation's Treasurer from May, 1994 to March, 1997.

       (5) Ira T. Wender has been of counsel to the law firm of Patterson, Belknap, Webb & Tyler since January, 1994. He was a partner in such law firm from January, 1988 to December, 1993. He was also Chairman of Perry Ellis International, Inc. from January, 1994 to October, 1994.

     (b)  Directorships

     The following nominees for director of the Corporation additionally serve as director for the following companies registered pursuant to Section 12 or subject to Section 15 (d) of the Exchange Act and registered investment companies.

         Name            Directorships of Nominees
Neil R. Austrian         BT Alex Brown Inc.
                         Viking Office Products, Inc.

Robin L. Farkas          Insignia Financial
                         Noodle Kidoodle

Mark N. Kaplan           American Biltrite, Inc.
                         Congoleum, Inc.
                         DRS Technologies, Inc.
                         Grey Advertising Inc.
                         MovieFone, Inc.
                         Volt Information Sciences, Inc.

Ira T. Wender            Dime Bancorp, Inc.
                         United Investors Realty Trust

     (c)  Committees

     The Board of Directors has established and currently maintains as standing committees an Audit Committee and a Compensation Committee. The Corporation does not have a standing Nominating Committee.

     Audit Committee - This committee was established at the November, 1991 Board meeting. The Audit Committee meets periodically with the Corporation's Independent Auditors to review plans for the audit and the audit results. The Audit Committee makes recommendations to the full Board as to the engagement or discharge of the Independent Auditors and reviews financial statements, accounting policies, tax and other matters for compliance with the requirements of the Financial Accounting Standards Board and government regulatory agencies. The Audit Committee consists of three directors: Mark N. Kaplan, Herbert W. Leonard and Ira T. Wender. This Committee met once in 1997.

     Compensation Committee - This committee administers the executive compensation and benefit plans and grants under such plans. The Compensation Committee consists of three directors: Eugene M. Lang, Mark N. Kaplan and Ira T. Wender. This Committee met once in 1997. For further information regarding executive compensation, see "Compensation Committee Report on Executive Compensation," Page 13.

     (d)  Meetings of Board of Directors

     During the last fiscal year, four meetings of the Board of Directors of the Corporation were held. During such period, none of the directors attended fewer than 75% of an aggregate of the meetings of the Board and Board Committees of which he was a member.

          (e)  1997 Annual Meeting of Stockholders

     At the last Annual Meeting of Stockholders of the Corporation, held in 1997, approximately 91% of the outstanding shares of Common Stock was present at the meeting in person or by proxy. Approximately 96% of such shares were voted in favor of Neil R. Austrian and approximately 99% of such shares were voted in favor of each other nominee for director.

     (f)  Directors' fees

     Each director who is not also an employee of or consultant to the Corporation was paid the sum of $1,000 for each meeting of the Board of Directors attended in 1997. No additional payments were made with respect to service on or attendance at the meetings of any committee established by the Board.

     (g)  Vote Required

     Election of the directors of the Corporation will require the affirmative vote of a plurality of the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

                            PROPOSAL 2
            APPROVAL OF THE 1998 STOCK INCENTIVE PLAN

     The Board of Directors has recommended, and at the meeting the stockholders will be asked to approve, the adoption of the REFAC Technology Development Corporation 1998 Stock Incentive Plan (the "Plan"). The following is a summary of material provisions of the Plan and as such is subject to the actual terms of the Plan, a copy of which is attached hereto as Exhibit "A".

     The purpose of the Plan is to align the interests of officers, other employees, directors and consultants of the Corporation and its subsidiaries with the Corporation's stockholders, and to attract, motivate and retain the best available executive personnel and key employees by permitting them to acquire an, or increase their, equity interest in the Corporation.

     The Plan provides for the grant of stock options intended to be "incentive stock options" ("ISOs") within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), stock options not intended to be ISOs ("Nonqualified Options"; and collectively, "Options"), and awards of restricted shares of Common Stock ("Restricted Stock"; and together with Options, "Awards"). Awards may be granted to officers, other employees, directors and consultants of the Corporation and its subsidiaries.

     The maximum number of shares of Common Stock authorized and reserved for issuance pursuant to the Plan is 300,000. As of March 26, 1998, the market value of the Common Stock was $9.56 per share. During any twelve-month period during the term of the Plan, no participant can receive Options to purchase shares of Common Stock which in the aggregate exceed thirty percent of the total number of shares of Common Stock authorized for issuance pursuant to the Plan. In the event that the Board of Directors determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Plan participants, then the Board of Directors will make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price or purchase price relating to any Award; provided that, with respect to ISOs, such adjustment will be made in accordance with section 424 of the Code.
     The Plan will be administered by the Board of Directors, which may establish one or more committees which may be authorized to grant Awards to, and administer such Awards with respect to, those participants who are subject to section 16 of the Exchange Act ("Section 16 Participants") or who are executive officers of the Corporation. Any such committee that is authorized to grant Awards to Section 16 Participants will, to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act, be comprised of two or more "non-employee directors" within the meaning of such Rule, and any such committee that is authorized to grant Awards to executive officers of the Corporation will be comprised of two or more "outside directors" within the meaning of section 162
(m) of the Code. In the case of Awards to be granted to other participants, the Board may delegate to a committee or to members of the Corporation's management the authority, subject to such guidelines as the Board of Directors may approve and to ratification by the Board of Directors or a committee, to make grants of Awards to, and administer such Awards with respect to, such participants. The Board of Directors will have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and exercise all the powers and authority either specifically granted to it under the Plan or necessary or advisable in connection with the administration of the Plan, including, without limitation, the authority to grant Awards, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the persons to whom and the time or times at which Awards will be granted, to determine the type and number of Awards to be granted, the terms, conditions, restrictions and performance criteria relating to any Award and to determine whether an Award may be settled, cancelled, forfeited, exchanged, or surrendered or accelerated or an Option may be repriced to a lower exercise price. In addition, the Board of Directors has the authority to make adjustments in performance goals in recognition of unusual or non-recurring events affecting the Corporation or the financial statements of the Corporation, or in response to changes in applicable laws or accounting principles, and to make all other determinations deemed necessary or advisable for the administration of the Plan, consistent with the terms and provisions thereof.

     The agreement evidencing an Option will set forth the terms and conditions of such Option. The Option price generally will not be less than 100% of the fair market value (as defined in the Plan) of the shares of Common Stock covered by the Option on the date of grant and the term of Options will not be greater than ten years. ISOs granted to individuals who at the time of grant own more than ten percent of the total combined voting power of all classes of stock of the Corporation will have an exercise price of at least 110% of the fair market value of the shares of Common Stock covered by such Option on the date of grant and the term of such Option will not be greater than five years. The Option price must be paid in full at the time of exercise and may be paid in cash, in shares of Common Stock having a fair market value equal to such Option price, in a combination of cash and Common Stock or, in the sole discretion of the Board of Directors, through a cashless exercise procedure, which may include an exercise through a registered broker-dealer pursuant to procedures which are, from time to time, deemed by the Board of Directors to be acceptable.

     The agreement evidencing a Restricted Stock Award will set forth the terms and conditions of such Award. At the time of the grant of Restricted Stock, the Board of Directors may impose such restrictions or conditions to the vesting of such Award as it, in its sole discretion, deems appropriate. Such conditions may include (without limitation) the achievement of performance goals which may be set forth in the Award agreement. Such performance goals may (without limitation) be based on an increase in the trading price of Common Stock, achievement of certain goals relating to the Corporation's return on assets, return on equity or earnings per share, in each case, determined in accordance with generally accepted accounting principles. Prior to the vesting of a share of Restricted Stock, such share may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution. Except to the extent otherwise set forth in the agreement evidencing such Restricted Stock Award, the holder thereof will possess all incidents of ownership of such shares, including the right to receive dividends with respect to such shares and to vote such shares.

     In the event that a Potential Change in Control of the Corporation (as defined in the Plan) occurs, all outstanding Options will become immediately exercisable in full and all restrictions with respect to shares of Restricted Stock will lapse. Agreement setting forth the terms of Awards will set forth the terms and conditions applicable to such Award upon the termination of the Award holder's employment or service as a director or consultant.

     The Board of Directors may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, that no amendment which requires stockholder approval under applicable law in order for the Plan to continue to comply with section 422 or 162(m) of the Code or in order for the Plan to continue to comply with the rules and regulations of any exchange or other trading market on which the Common Stock are traded will be effective unless the same will be approved by the requisite vote of the stockholders of the Corporation.

                FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of certain relevant federal income tax effects applicable to Options is a summary only, and reference is made to the Code for a complete statement of all relevant federal tax provisions.

Nonqualified Stock Options

     A participant generally will not be taxed upon the grant of a Nonqualified Option. Rather, at the time of exercise of such Nonqualified Option (and in the case of an untimely exercise of an ISO), the participant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. The Corporation will generally be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income.

     If shares acquired upon exercise of a Nonqualified Option (or upon untimely exercise of an ISO) are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options

     A participant will not be in receipt of taxable income upon the grant of an ISO. Exercise of an ISO will be timely if made during its term and if the participant remains an employee of the Corporation or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). Exercise of an ISO will also be timely if made by the legal representative of a participant who dies (i) while in the employ of the Corporation or a subsidiary or (ii) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to Nonqualified Options.
     If stock acquired pursuant to the timely exercise of an ISO is later disposed of, and if the stock is a capital asset of the participant, the participant will, except as noted below, recognize short-term or long-term capital gain or loss (depending upon the length of time such shares were held by the participant) equal to the difference between the amount realized upon such sale and the option price. The Corporation, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the participant.

     If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the participant prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to participant upon exercise (a "disqualifying disposition"), any gain realized by the participant generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the participant, as short-term or long-term capital gain (depending upon the length of time such shares were held by the participant) to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date which governs the determination of his ordinary income. In such case, the Corporation may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income.

     The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

Exercise with Shares

     According to a published ruling of the Internal Revenue Service, a participant who pays the option price upon exercise of a Nonqualified Option, in whole or in part, by delivering shares of the Common Stock already owned by him will recognize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for Nonqualified Options. With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of shares acquired will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date which governs the determination of the participant's ordinary income, and the holding period for such additional shares will commence on such date.

     The Treasury Department has issued proposed regulations that, if adopted in their current form, would appear to provide for the following rules with respect to the exercise of an ISO by surrender of previously owned shares of Common Stock. If the shares surrendered in payment of the exercise price of an ISO are "statutory option stock" (including stock acquired pursuant to the exercise of an ISO) and if, at the date of surrender, the applicable holding period for such shares had not been met, such surrender will constitute a "disqualifying disposition" and any gain realized on such transfer will be taxable to the participant, as discussed above. Otherwise, when shares of the Corporation's stock are surrendered upon exercise of an ISO, in general, (i) no gain or loss will be recognized as a result of the exchange, (ii) the number of shares received that is equal in number to the shares surrendered will have a basis equal to the shares surrendered and (except for purposes of determining whether a disposition will be a disqualifying disposition) will have a holding period that includes the holding period of the shares exchanged, and (iii) any additional shares received will have a zero basis and will have a holding period that begins on the date of the exchange. If any of the shares received are disposed of within two years of the date of grant of the ISO or within one year after exercise, the shares with the lowest basis will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as discussed above.

     The Board of Directors has the sole discretion to determine the number of shares to be made subject to individual Awards under the Plan and no grants have been made under the Plan as of the date hereof. Therefore, the number of shares to be made subject to Awards is not determinable and the number of shares that would have been made subject to Awards under the Plan had it been in effect during the last fiscal year is not determinable.

VOTE REQUIRED

     Approval of the Plan will require the affirmative vote of stockholders representing at least a majority of the number of votes represented at the meeting.

BOARD RECOMMENDATION

     The Board unanimously recommends a vote FOR approval of the Plan. Proxies solicited by management will be voted FOR the proposal to adopt the Plan unless a vote AGAINST the proposal or ABSTENTION is specifically indicated.

                REMUNERATION OF EXECUTIVE OFFICERS

     The following table presents the aggregate compensation for services in all capacities paid by the Corporation and its subsidiaries in respect of the years ended December 31, 1997, 1996 and 1995 to the Chief Executive Officer and each of the executive officers of the Corporation whose aggregate compensation exceeded $100,000; collectively, the "Named Executives".

                  SUMMARY OF COMPENSATION TABLE

                                                   Long-Term
                                                  Compensation
                          Annual Compensation     options/SARs   All Other
Name and Position        Year    Salary   Bonus     (#)      Compensation (2)

Eugene M. Lang, Chairman 1997 $135,000    --         --              --
 and Chief Executive     1996 $135,000  $20,000      --              --
 Officer, Chairman       1995 $125,000  $12,500      --              --
 Emeritus and Consultant (1)

Robert L. Tuchman,
  Chairman,              1997 $250,000 $50,000       --            $1,000
  President, Chief       1996 $250,000    --       $100,000        $1,000
 Executive Officer,      1995 $189,333 $30,000        --           $1,000
 Treasurer and General
 Counsel

     (1) Robert L. Tuchman succeeded Eugene M. Lang as the Chief Executive Officer of the Corporation on January 6, 1997 and as Chairman of the Board of Directors on June 30, 1997. From August 1, 1991 to January 6, 1997, Tuchman served as the Corporation's President and Chief Operating Officer. He is also the Corporation's General Counsel and was the Corporation's Treasurer from May, 1994 to March, 1997.

     (2) The Corporation offers a 401 (k) Savings Plan to all classes of employees. The amount shown represents the Corporation's contribution to this plan.

            OPTION/SAR GRANTS AND EXERCISES IN 1997

     The Named Executives were not issued any Option/SAR Grants in 1997. The following table sets forth information concerning the exercise of stock options by the Named Executives during 1997 and the value of all stock options held by the Named Executives as of December 31, 1997.










      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR &
                FISCAL YEAR-END OPTION/SAR VALUES

                                             Number of         Value of
                                       Securities Underlying  Unexercised
                                          Unexercised           In-the-Money
                                        Options At Fiscal    Options At Fiscal
                   Shares                     Year-End           Year-Enc
                  Acquired
                     On        Value          Not                 Not
    Name          Exercise   Realized   Exer    Exer      Exer      Exer

Eugene M. Lang      5,000    $42,813     --      --        --         --
Robert L. Tuchman     --        --   140,000  60,000   $441,000  $90,000

           EMPLOYMENT CONTRACT WITH ROBERT L. TUCHMAN

     The Corporation has entered into an employment contract with Mr. Tuchman, amended and restated effective December 13, 1996 (the "Employment Agreement"), which has a term ending December 31, 2001, provided that the term will extend for an additional year as of each January 1 unless, at least 90 days prior to the end of any December 31, either Mr. Tuchman or the Corporation shall have given notice of nonrenewal. In addition to salary payments, the Employment Agreement provides for the payment of an annual bonus to be determined by the Board in its sole discretion. Under the Employment Agreement, the Corporation has agreed to accept from Mr. Tuchman in payment for certain stock options a promissory note in an amount equal to $375,000, bearing interest at the Long-Term Applicable Federal Rate. The Employment Agreement further provides in general that Mr. Tuchman will not (a) engage in any "Competitive Activity" (as defined in the Employment Agreement) during the term of the Agreement and for a period of eighteen months thereafter, or (b) for a period of two years following his termination of employment, solicit the business of any Corporation client or prospective client or the employment of any present or future employee of the Corporation.

     In the event that the Corporation terminates Mr. Tuchman's employment for any reason other than because of a "permanent disability" or for "cause" (as each such term is defined in the Employment Agreement), Mr. Tuchman is entitled to receive a lump sum equal to his full salary through the expiration date of the Employment Agreement at the rate in effect at the time notice of termination is given, plus an additional amount equal to the bonus Mr. Tuchman received in respect of the calendar year prior to such termination. In addition, Mr. Tuchman is entitled to receive, except to the extent that he receives similar benefits from a subsequent employer, life, health and similar benefits (other than incentives such as stock options) to which he would otherwise have been entitled through the expiration of the Employment Agreement. If, during the two-year period following a "Change in Control" (as defined in the Employment Agreement), Mr. Tuchman's employment with the Corporation is terminated by the Corporation (or any successor thereto) other than because of a permanent disability or for cause, or if Mr. Tuchman terminates his employment for "good reason" (as defined in the Employment Agreement), Mr. Tuchman is entitled to receive a lump sum payment equal to the sum of (i) his full salary through the expiration date of the Employment Agreement at the rate in effect at the time notice of termination is given or for a full year, whichever is greater, plus
(ii) a bonus payment equal to two times the amount of the bonus paid or payable to Mr. Tuchman in respect of the calendar year preceding the year in which the change in control occurs. In addition, Mr. Tuchman will not be bound by the non-compete provisions otherwise applicable in the event of his termination of employment. The Employment Agreement provides that, in the event that any payments made to Mr. Tuchman in connection with a Change in Control (including severance payments and any other benefits to be paid or provided pursuant to the Employment Agreement or any other benefit or incentive plan of the Corporation) would not be deductible by the Corporation by operation of section 280G of the Code, cash payments will be reduced (if necessary, to zero) to the extent necessary to make such payments deductible; provided, that Mr. Tuchman may elect to have noncash payments reduced (or eliminated) prior to the reduction of the cash severance payments.

                      COMPENSATION COMMITTEE
                 REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is comprised of Eugene M. Lang, Mark N. Kaplan and Ira T. Wender. While the Committee administers, and makes recommendations to the Board of Directors with respect to, the executive compensation, stock option and benefit plans and grants under such plans, the Corporation's overall compensation strategy, including a determination of compensation paid to the Chief Executive Officer of the Corporation, Robert L. Tuchman, is determined by the entire Board of Directors.

Objectives

     The Committee's primary objective is to attract and retain the most highly qualified executive officers and to insure that their compensation structure aligns their interests with those of the stockholders of the Company. Since Mr. Tuchman was the only key executive for which the Committee was responsible for administering compensation in 1997 and because of the specific circumstances surrounding the compensation paid to him, a policy which relates the compensation of executive officers to the overall performance of the Corporation has not been formulated. However, the Committee contemplates that, to the extent appropriate in the future, it may develop guidelines which could be utilized in relating executive compensation to the Corporation's overall growth and success.

Employment Agreements

     The Corporation has entered into an employment agreement with its Chief Executive Officer. The Committee has considered the advisability of using employment agreements and has determined that their use is in the best interest of the Corporation because it facilitates the Corporation's ability to attract and retain the services of highly qualified executive officers. The Committee has observed that the use of employment agreements by the Corporation has provided stability with respect to the leadership of the Corporation's team of executive officers, and the Committee has determined that the practice of using employment agreements to retain the services of the Chief Executive Officer should continue in the future. Each employment agreement separately reflects the terms that the Committee felt were necessary and appropriate to retain the services of such Chief Executive Officer.

Components of Executive Compensation

     The Corporation's executive compensation program consists of cash and equity compensation components.

     Cash Compensation.

     Cash compensation is comprised of base salary and annual cash incentive bonuses. The Chief Executive Officer had an employment agreement with the Corporation during the past fiscal year, and, therefore, his cash compensation levels are subject to the provisions of such employment agreement. The Committee has determined that it will continue the Corporation's policy of subjectively arriving at appropriate cash compensation levels in the process of negotiating such agreements. The terms and conditions of the Corporation's employment agreement with Mr. Tuchman are discussed in detail below, see "Employment Contract with Robert L. Tuchman," Page 12.

     The Corporation offers the Chief Executive Officer an opportunity to earn additional cash compensation in the form of an annual bonus based on a number of subjective factors including the earnings of the Corporation, acquisition of enterprises and intellectual property and the efforts of the Chief Executive Officer.

     Bonuses that were paid to the Chief Executive Officer are disclosed below in the bonus column of the Summary Compensation Table.

     Equity Compensation.

     Equity compensation is comprised of stock options. Stock option grants reflect the Committee's desire to provide a meaningful equity incentive for the executive to have the Corporation prosper over the long term.

Chief Executive Officer Compensation

     Mr. Tuchman has served as Chief Executive Officer of the Corporation since January 6, 1997. Mr. Tuchman's compensation is governed by the terms of an employment contract between Mr. Tuchman and the Corporation, entered into at the time he joined the Corporation in 1991, that was amended and extended in 1994 and again in 1996 in anticipation of Mr. Tuchman's becoming Chief Executive Officer of the Corporation. In addition to salary payments, Mr. Tuchman's employment agreement provides for the payment of an annual bonus to be determined by the Board of Directors in its sole discretion. In its recommendation to the Board of Directors regarding Mr. Tuchman's bonus for fiscal 1997, the Committee considered Mr. Tuchman's active role in connection with the Corporation's acquisition of Human Factors Industrial Design, Inc., consummated on November 26, 1997, and his overall contribution to the future growth of the Corporation.

Deductibility of Compensation

     Section 162(m) of the Code generally limits to $1,000,000 the Corporation's federal income tax deduction for compensation paid in any year to each of its Chief Executive Officer and the four other most highest paid executive officers, to the extent such compensation is not "performance-based" within the meaning of
Section 162(m). The Committee will, in general, seek to qualify compensation paid to its executive officers for deductibility under Section 162(m), although the Committee believes it is appropriate to retain the flexibility to authorize payments of compensation that may not qualify for deductibility if, in the Committee's judgment, it is in the Corporation's best interest to do so.

             The Compensation Committee of the Board of Directors

                      Eugene M. Lang, Chairman Emeritus
                      Mark N. Kaplan
                      Ira T. Wender

Compensation Committee Interlocks and Insider Participation

     The Committee is comprised of the following three directors: Eugene M. Lang, Mark N. Kaplan and Ira T. Wender. Mr. Lang is the Chairman Emeritus of the Board of Directors and served as the Corporation's Chief Executive Officer from the inception of the Corporation until January 6, 1997 and Chairman of the Board of Directors until June 30, 1997. Mark N. Kaplan, a director of the Corporation, is a partner of Skadden, Arps, Slate, Meagher & Flom LLP which has been retained since February, 1982 to render legal services to the Corporation.

    SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Exchange Act requires the Corporation's officers and directors and persons who own more than ten percent of a registered class of the Corporation's equity securities (collectively referred to as "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Reporting persons are required to furnish the Corporation with copies of all Section 16
(a) forms they file.

     Except for certain Form 4s required to be filed by Herbert W. Leonard, a director of the Corporation, based solely on the Corporation's review of the copies of such forms received by it (and written representations from certain reporting persons that they were not required to file Form 5s for a specified fiscal year), the Corporation believes that all filing requirements applicable to such reporting persons were complied with during fiscal 1997. During 1997, Mr. Leonard filed late Form 4s reporting his gifts, in February, 1995 and July, 1996, of 73,740 and 4,423 shares, respectively, of the Corporation's Common Stock to the Herbert W. Leonard Family Trust, and his gift in August, 1996 of 600 shares of Common Stock to various family members.

   COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN

     The following graph compares cumulative total return, assuming reinvestment of dividends, of the Corporation, the NASDAQ Market Index, the American Stock Exchange Index and a Peer Group Index which includes companies in Standard Industrial Classification Code 6794 (Patent Owners and Lessors) for the period commencing December 31, 1992 and ending December 31, 1997. The Peer Group Index consists of the following companies: 4 Kids Entertainment, Inc., Blimpie International, Inc., Dwyer Group, Inc., Electric Fuel Corporation, Frontier Adjuster of America Inc., Ha-Lo Industries Inc., Harvey Entertainment Co., HFS Inc., Igen International Inc., Inacom Corporation, Interdigital Communications Corporation, Maxim Group, Inc., Mesabi Trust Certificate of Beneficial Interest, N-Vitro International Corporation, Projectavision, Inc., Quizno's Corporation, REFAC Technology Development Corporation, Rentrak Corporation, Saint Andrews Golf Corporation, SRS Labs Inc., Waste Systems International and Zitel Corp. On March 14, 1994, the Company's common stock became listed and began to trade on the American Stock Exchange ("AMEX") with the symbol REF. The move to the AMEX was prompted by AMEX's auction market system. The Company felt that stockholder value would be enhanced by narrower quotation spreads, low trade-to-trade price variation and better stock liquidity.


Graph of 5 year total return (the figures are in tabular form below).

                                               YEAR ENDED DECEMBER 31,
                                 1992    1993    1994    1995    1996    1997
REFAC Technology Development
Corporation                     100.00  138.33  127.26  148.24  141.57  259.04
Peer Group (SIC Code) Index     100.00   85.40   94.21  199.71  256.57  299.90
American Stock Exchange Index   100.00  118.81  104.95  135.28  142.74  171.76
NASDAQ Market Index             100.00  119.95  125.94  163.35  202.99  248.30


          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     (1) Mark N. Kaplan is a partner of Skadden, Arps, Slate, Meagher & Flom LLP which has been retained since February, 1982 to render legal services to the Corporation.

     (2) On December 13, 1996, the Corporation entered into a Stock Repurchase Agreement (the "Repurchase Agreement") with Eugene M. Lang and the Eugene
     M. Lang Foundation (the "Foundation") pursuant to which the Corporation purchased on January 6, 1997 a total of 1,775,000 shares from Mr. Lang and the Foundation at a price of $8.25 per share or an aggregate purchase price of $14,643,750. On December 13, 1996 and January 6, 1997, the closing prices of the Corporation's Common Stock on the American Stock Exchange were $6.75 and $5.94, respectively.

     (3) On December 13, 1996, the Corporation entered into a Retirement Agreement with Eugene M. Lang who had served as the Corporation's Chief Executive Officer since its formation in 1952. Under the terms thereof, Mr. Lang retired as Chief Executive Officer on January 6, 1997 and relinquished the title of Chairman on June 30, 1997 and has agreed to serve as a consultant to the Corporation and a member of its Board of Directors for a period of three years commencing July 1, 1997 at an annual salary of $135,000. Following such period, he will receive $100,000 per annum for life. The Corporation has agreed to provide Mr. Lang with office facilities, a secretary and an assistant throughout the three year consultancy period and with office facilities and a secretary for the two years thereafter.

     (4)  See "Employment Contract with Robert L. Tuchman", Page 12.

                  INDEPENDENT PUBLIC ACCOUNTANTS

     Grant Thornton LLP served as the independent public accountants for the Corporation and its subsidiaries for the fiscal year ended December 31, 1997 and the Board of Directors has retained such Firm to serve as the Corporation's independent public accountants for the fiscal year commencing January 1, 1998. Grant Thornton LLP does not have any direct or indirect financial interest in the Corporation or any of its subsidiaries in any capacity other than that of independent public accountants. A representative of the firm will be present at the meeting to answer questions by stockholders concerning the accounts of the Corporation and will have the opportunity to make a statement, if such representative desires to do so.

                          OTHER MATTERS

     The Board of Directors of the Corporation does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed Form of Proxy will vote such Form of Proxy in accordance with their judgment on such matters.

                  PROPOSALS BY SECURITY HOLDERS

     Proposals of security holders intended to be presented at the Annual Meeting of Stockholders of the Corporation to be held in 1999 must be received by December 1, 1998 if they are to be included in the Corporation's proxy statement and form of proxy relating to such meeting.

SOLICITATION OF PROXIES

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed Form of Proxy will be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, the Corporation may utilize the services of some of its officers and regular employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by telephone and telegraph.



                                   By Order of the Board of Directors




                                   Robert L. Tuchman
                                   Chairman of the Board


New York, New York
April 6, 1998




































             REFAC TECHNOLOGY DEVELOPMENT CORPORATION
                    1998 STOCK INCENTIVE PLAN


     (2)  Purpose.

          The purpose of the REFAC Technology Development Corporation 1998
Stock Incentive Plan (the "Plan") is to align the interests of officers, other employees, directors and consultants of REFAC Technology Development Corporation a Delaware corporation ("REFAC") and its subsidiaries, now held or hereafter acquired (collectively, the "Company"), with those of the stockholders of REFAC; to attract, motivate and retain the best available executive personnel and key employees of the Company by permitting them to acquire an, or increase their, equity interest in REFAC; to reinforce corporate, organizational and business-development goals; and to reward the performance of individual officers and other employees in fulfilling their personal responsibilities for long-range achievements.

     (3)  Definitions.

     The following terms, as used herein, shall have the following meanings:

               (1) "Award" shall mean any Option or Restricted Stock Award granted pursuant, or which is otherwise subject, to the Plan.

               (2) "Award Agreement" shall mean any written agreement, contract or other instrument or document between REFAC and a Participant evidencing an Award.

               (3) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

               (4)  "Board" shall mean the Board of Directors of REFAC.

               (5)  "Change in Control" shall have the meaning set forth in
          Section 8(f) hereof.

               (6) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               (7) "Committee" shall mean the Compensation Committee or other committee of the Board which, in accordance with Section 3 of the Plan, may be authorized to grant Awards.

               (8) "Company" shall have the meaning set forth in Section 1 hereof.

               (9) "Effective Date" shall have the meaning set forth in Section 8(k) hereof.

               (10) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (11) "Fair Market Value" per share of Stock as of a particular date shall mean (i) the closing sales price per share of Stock (A) on a national securities exchange for the last preceding date on which there was a sale of such Stock on such exchange or (B) if the Stock is not then traded on a national securities exchange, on the NNM for the last preceding date on which a sale of the Stock was reported on the NNM, (ii) if the Stock is not then traded on a national securities exchange and sales of the Stock are not then reported on the NNM, but the Stock is then quoted on an over-the-counter market other than the NNM, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market or (iii) if the Stock is not then listed on a national securities exchange, sales of Stock are not then reported on the NNM and the Stock is not then quoted on an over-the-counter market other than the NNM, such value as the Board in its discretion may determine.

               (12) "Incentive Stock Option" shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and is designated by the Board as an Incentive Stock Option.

               (13) "NNM" shall mean the Nasdaq National Market.

               (14) "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

               (15) "Option" shall mean the right, granted pursuant to the Plan, of a holder to purchase shares of Stock.

               (16) "Option Term" shall have the meaning set forth in Section 6(a)(5) hereof.

               (17) "Participant" shall mean an officer, other employee, director or consultant of the Company who is, pursuant to Section 4 of the Plan, selected to participate in the Plan.

               (18) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) REFAC or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of REFAC or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of REFAC in substantially the same proportions as their ownership of stock of REFAC.

               (19) "Plan" shall have the meaning set forth in Section 1 hereof.

               (20) "Restricted Stock" shall mean any shares of Stock issued to a Participant, without payment to REFAC, pursuant to Section 7 of the Plan.

               (21) "Restricted Stock Award Program" shall mean the program set forth in Section 7 hereof.

               (22) "Section 16 Participant" shall have the meaning set forth in
          Section 3 hereof.

               (23) "Stock" shall mean shares of the Common Stock, par value $.10 per share, of REFAC.

               (24) "Stock Option Program" shall mean the program set forth in
          Section 6 hereof.

               (25) "Subsidiary Corporation" shall mean any corporation, fifty percent (50%) or more of the combined voting power of which is owned by REFAC .

               (26) "REFAC" shall have the meaning set forth in Paragraph 1 hereof.

               (27) "Ten Percent Stockholder" shall mean a Participant who, at the time an Incentive Stock Option is to be granted to such Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of REFAC.

     (4)  Administration.

          The Plan will be administered by the Board; provided that the Board may establish one or more Committees which may, to the extent set forth in the resolutions establishing such Committee or Committees, be authorized to grant Awards to, and administer such Awards with respect to, those Participants who are subject to Section 16 of the Exchange Act with respect to the Company ("Section 16 Participants") or who are executive officers of the Company. Any such Committee that is authorized to grant Awards to Section 16 Participants (a "Section 16 Committee") shall, to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act, be comprised of two or more "non-employee directors" within the meaning of such Rule, and any such Committee that is authorized to grant Awards to executive officers of the Company (which may or may not be the same Committee as the Section 16 Committee) shall, to the extent necessary to comply with Section 162(m) of the Code, be comprised of two or more "outside directors" within the meaning of such Section. In the case of grants of Awards to Participants who are neither Section 16 Participants nor executive officers of the Company, the Board in its discretion may delegate to a Committee or to members of the Company's management the authority, subject to such guidelines as the Board may approve from time to time and to ratification by the Board or a Committee, to make grants of Awards to, and administer such Awards with respect to, such Participants. The Board shall have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authority either specifically granted to it under the Plan or necessary or advisable in connection with the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered or accelerated or an Option may be repriced to a lower exercise price; to make adjustments in performance goals in recognition of unusual or non-recurring events affecting REFAC or the financial statements of REFAC, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements, consistent with the terms and provisions of the Plan; and to make all other determinations deemed necessary or advisable for the administration of the plan, consistent with the terms and provisions of the Plan.

          All determinations of the Board with respect to the Plan shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Board shall fill all vacancies, however caused, in any Committee. Any Committee may appoint a chairman and a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

     (5)  Eligibility.

          Awards may be granted to officers, other employees, directors and consultants of the Company in the sole discretion of the Board. In determining the persons to whom Awards shall be granted and the type of Award, the Board shall take into account such factors, including but not limited to their duties and their present and potential contributions to the success of the Company, as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

     (6)  Stock Subject to the Plan; Limitation on Grants.

          The maximum number of shares of Stock authorized and reserved for issuance pursuant to the Plan shall be 300,000. All such shares of Stock shall be subject to equitable adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by REFAC in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan.

          During any twelve-month period during the term of this Plan, no Participant can receive Options to purchase shares of Stock which in the aggregate exceed thirty percent (30%) of the total number of shares of Stock authorized for issuance pursuant to the Plan, as adjusted pursuant to the terms hereof.

          In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with
Section 424 of the Code.

     (7)  Stock Option Program.

          Each Option granted pursuant to this Section 6 shall be evidenced by an Award Agreement, in such form and containing such terms and conditions as the Board shall from time to time approve, which Award Agreement shall comply with and be subject to the following terms and conditions, as applicable.

          (1)  Stock Options.

               (1) Number of Shares. Each Award Agreement shall state the number of shares of Stock to which the Option relates.

               (2) Type of Option. Each Award Agreement shall state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

               (3)  Option Price.  Each Award Agreement shall state the
Option price, which, except as provided in Section 6(b)(2) below, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock covered by the Option on the date of grant. The Option price shall be subject to adjustment as provided in Section 5 hereof. Unless otherwise expressly stated in the Board resolution expressly granting an Option, the date as of which the Board adopts the resolution expressly granting an Option shall be considered the day on which such Option is granted.

               (4) Method and Time of Payment. The Option price shall be paid in full, at the time of exercise, in cash (including cash received from the Company as compensation or cash borrowed from the Company), in shares of Stock having a Fair Market Value equal to such Option price, in a combination of cash and Stock or, in the sole discretion of the Board, through a cashless exercise procedure, which may include an exercise through a registered broker-dealer pursuant to procedures which are, from time to time, deemed by the Board to be acceptable. Any shares of Stock withheld upon exercise as payment of the purchase price under an Option shall be valued at their Fair Market Value on the date of exercise.

               (5) Term and Exercisability of Options. Each Award Agreement shall provide that each Option shall become exercisable over a period (the "Option Term") determined by the Board in its discretion; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The Option Term shall be not more than ten (10) years from the date of the grant of the Option, except as provided in Section 6(c)(2) below, or such shorter period as is determined by the Board. The Option Term shall be subject to earlier termination as provided in Section 6(a)(6) hereof. An Option may be exercised, as to any or all full shares of Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of REFAC, specifying the number of shares of Stock with respect to which the Option is being exercised, together with payment in full of the Option price. For purposes of the preceding sentence, the date of exercise will be deemed to be the date upon which the Secretary of REFAC receives both the notification and the payment.

               (6) Termination. The Agreement evidencing the grant of each Award shall set forth the terms and conditions applicable to such Award upon a termination of an employee Participant's employment by the Company or the termination of a consultant or director Participant's service with the Company, which shall be as the Board may, in its discretion determine at the time the Award is granted or thereafter.

          (2) Incentive Stock Options. Options granted as Incentive Stock Options shall be granted only to employees of REFAC or a Subsidiary Corporation, in the Board's sole discretion, subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6(a).

               (1) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other Plans of the Company become exercisable for the first time by each Participant during any calendar year shall not exceed $100,000.

               (2)  Ten Percent Stockholder.  In the case of an Incentive
Stock Option granted to a Ten Percent Stockholder, (x) the Option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option, and (y) the Option Term shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

     (8)  Restricted Stock Award Program.

          Restricted Stock Awards granted pursuant to this Section 7 shall be evidenced by an Award Agreement, in such form as the Board shall from time to time approve, and the terms and conditions of such Awards shall be set forth therein. At the time of the grant of a Restricted Stock Award, the Board may impose such restrictions or conditions to the vesting of such Award as it, in its sole discretion, deems appropriate. Such conditions to vesting may include (without limitation), in the Board's sole discretion, the achievement of per-

formance goals which may be set forth in the Award Agreement. Such performance goals may (without limitation) be based on an increase in the trading price of Stock, achievement of certain goals relating to REFAC's return on assets, return on equity or earnings per share, in each case, determined in accordance with generally accepted accounting principles.

          (1) Restrictions. Prior to the vesting of a share of Restricted Stock, such share of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution. Certificates for shares of Stock which may be issued pursuant to Restricted Stock Awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of Stock in contravention of such restrictions shall be null and void and without effect.

          (2) Forfeiture. Subject to such exceptions as may be determined by the Board, if an employee Participant's continuous employment with the Company shall terminate for any reason, or if a consultant or director Participant's service with the Company shall terminate for any reason, any shares remaining subject to restrictions shall thereupon be forfeited by the Participant and transferred to, and reacquired by, REFAC at no cost to REFAC.

          (3) Ownership. Except to the extent otherwise set forth in the Award Agreement, a Participant who is granted a Restricted Stock Award shall possess all incidents of ownership of such shares, subject to Section 7(a), including the right to receive dividends with respect to such shares and to vote such shares.

     (9)  General Provisions.

          (1) Compliance with Legal Requirements. The Plan and the granting and exercising of Awards, and the other obligations of REFAC under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. REFAC, in its discretion, may postpone the issuance or delivery of Stock under any Award as REFAC may consider appropriate and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

          (2) Nontransferability. Awards shall not be transferable by a Participant other than (ii) by will or the laws of descent and distribution or,
(ii) for all Awards other than Incentive Stock Options, (1) gratuitous transfers by an officer of the Company who is the holder of an Award to his or her immediate family members or to a trust for the benefit of any such immediate family member or members or (2) if then permitted by Rule 16b-3 under the Exchange Act, pursuant to a Qualified Domestic Relations Order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). Incentive Stock Options shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

          (3) No Right To Continued Employment. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to continue service as a consultant or director of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such employee Participant's employment or the service of a consultant or director Participant.

          (4) Withholding Taxes. Where a Participant or other person is entitled to receive shares of Stock pursuant to the exercise of an Option or is otherwise entitled to receive shares of Stock pursuant to an Award hereunder, REFAC shall have the right to require the Participant or such other person to pay to REFAC the amount of any taxes which REFAC may be required to withhold before delivery to such Participant or other person of a certificate or certificates representing such shares.

               If a Participant makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the date after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share or shares of Stock to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to REFAC at its principal executive office.

               Unless otherwise prohibited by the Board or by applicable law, a Participant may satisfy any such withholding tax obligation by any of the following methods, or by a combination of such methods: (i) tendering a cash payment; (ii) authorizing REFAC to withhold from the shares of Stock otherwise payable to such Participant one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation; or
(iii) delivering to REFAC previously acquired shares of Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

          (5) Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval under applicable law in order for the Plan to continue to comply with Section 422 or 162(m) of the Code or in order for the Plan to continue to comply with the rules and regulations of any exchange or other trading market on which REFAC's shares of Stock are traded shall be effective unless the same shall be approved by the requisite vote of the stockholders of REFAC. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

          (6)  Potential Change in Control.

               (1) Notwithstanding any other provision of the Plan to the contrary, if, while any Awards remain outstanding under the Plan, a Potential Change in Control of REFAC (as defined in this Section 8(f)) shall occur, then (unless otherwise provided in the applicable Award Agreement), (x) all Options that are outstanding at the time of such Potential Change in Control shall become immediately exercisable in full and (y) all restrictions with respect to shares of Restricted Stock shall lapse, and such shares shall be fully vested and nonforfeitable.

               (2) Definitions. For purposes of this Section 8(f), the following definitions apply:

                    (i) A "Potential Change in Control" of REFAC shall be deemed to have occurred upon the occurrence of any of the following:

                              (A) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                              (B) the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                              (C) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more or either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates); or

                              (D) the Board adopts a resolution to the effect that, for purposes of the Plan, a Potential Change in Control has occurred.

                    (ii) A "Change in Control" of REFAC shall be deemed to have occurred upon the occurrence of any of the following:

                              (A) any Person is or becomes the Beneficial Owner directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates representing
          25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (C) below; or

                              (B)  the following individuals cease for any
          reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                              (C)  there is consummated a merger or
          consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing
          25% or more of the combined voting power of the Company's then outstanding securities; or

                              (D) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          (7) Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of Stock covered by any Award until the date of the issuance of a stock certificate to him for such shares.

          (8) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of REFAC.

          (9) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (10) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

          (11) Effective Date. The Plan shall become effective as of the date of its adoption by the Board. The power to grant Awards under the Plan will automatically terminate at the end of the 2008 fiscal year.

          (12) Beneficiary. A Participant may file with the Board a written designation of a beneficiary on such form as may be prescribed by the Board and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

          (13) Interpretation. The Plan is designed and intended to comply with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.